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                                                                    EXHIBIT 10.3



                         MIDDLESBORO FEDERAL BANK, FSB
                   MANAGEMENT RECOGNITION AND RETENTION PLAN
                           (As Amended and Restated)


                                   ARTICLE I
                      ESTABLISHMENT OF THE PLAN AND TRUST

    1.01 Middlesboro Federal Bank, Federal Savings Bank ("Bank") hereby establishes this Management Recognition and Retention Plan ("Plan") upon the terms and conditions hereinafter stated in this Management Recognition and Retention Plan.


                                   ARTICLE II
                              PURPOSE OF THE PLAN

    2.01 The purpose of the Plan is to reward and retain personnel of experience and ability by providing such persons with a proprietary interest in the Bank as compensation for their contributions to the Bank and as an incentive to make such contributions and to promote the Bank's growth and profitability in the future.


                                  ARTICLE III
                                  DEFINITIONS

    The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meanings set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

    3.01  "Bank" means Middlesboro Federal Bank, FSB.

    3.02 "Beneficiary" means the person or persons designated by a Recipient to receive any benefits payable under the Plan in the event of such Recipient's death. Such person or persons shall be designated in writing on forms provided for this purpose by the Committee and may be changed from time to time by similar written notice to the Committee. In the absence of a written designation, the Beneficiary shall be the Recipient's surviving spouse, if any, or if none, his estate.

    3.03  "Board" means the board of directors of the Bank.

    3.04 "Committee" means a Committee of the Board consisting of all Directors of the Bank.

    3.05  "Common Stock" means shares of the common stock of the Bank.

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    3.06  "Company" means Middlesboro Federal Mutual Holding Company, the mutual holding company of the Bank.

    3.07 "Director" means a director of the Bank or the Company who is not an Officer of the Bank or the Company.

    3.08 "Disability" means the permanent and total inability by reason of mental or physical infirmity, or both, of a participant to perform the work customarily assigned to him. Additionally, a medical doctor selected or approved by the Board must advise the Committee that it is either not possible to determine when such Disability will terminate or that it appears probable that such Disability will be permanent during the remainder of said participant's lifetime.

    3.09 "Employee" means any person who is currently employed by the Bank or a subsidiary, including Officers.

    3.10 "Minority Stock Offering" means one or more offerings of Common Stock by the Bank to persons other than the Company.

    3.11 "Normal Retirement" means retirement at the normal or early retirement date as set forth in the Bank's Retirement Plan, or any successor plan.

    3.12 "Disinterested Person" means any member of the Board who, at the time discretion under the Plan is exercised, is a "disinterested person" within the meaning of Rule 16b-3 of the General Rules and Regulations under the Securities Exchange Act of 1934, as amended.

    3.13 "Effective Date" means the date on which the Plan first becomes effective, as determined under Section 8.07 hereof.

    3.14 "Officer" means an executive officer of the Bank, which includes the Chief Executive Officer, President, Executive Vice Presidents, Senior Vice Presidents, Vice Presidents in charge of principal business functions, the Secretary, the Treasurer and any other person performing similar functions.

    3.15 "Plan Shares" means shares of Common Stock held in the trust established under the Plan and issued or issuable to a Recipient pursuant to the Plan.

    3.16 "Plan Share Award" means a right granted under this Plan to earn Plan Shares.

    3.17 "Plan Share Reserve" means the shares of Common Stock held by the Trustee pursuant to Sections 5.03 and 5.04.

    3.18 "Recipient" means an Employee or Officer who receives a Plan Share Award under the Plan.

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    3.19  "Reorganization" means the reorganization of the Bank as a mutual holding company and the establishment of the Bank as its majority-owned subsidiary.

    3.20 "Trustee" means the person or entity nominated by the Committee and approved by the Board pursuant to Sections 4.01 and 4.02 to hold legal title to the Plan assets for the purposes set forth herein.


                                   ARTICLE IV
                           ADMINISTRATION OF THE PLAN

    4.01  Role of the Committee.  The Plan shall be administered and interpreted
          ---------------------
by the Committee, which shall consist of not less than three non-employee members of the Board who are Disinterested Persons. In the absence at any time of a duly appointed Committee, the Plan shall be administered by those members of the Board who are Disinterested Persons, and by the Board if there are less than three Disinterested Persons. The Committee shall have all of the powers allocated to it in this and other Sections of the Plan. The interpretation and construction by the Committee of any provisions of the Plan or of any Plan Share Award granted hereunder shall be final and binding. The Committee shall act by vote or written consent of a majority of its members. Subject to the express provisions and limitations of the Plan, the Committee may adopt such rules, regulations and procedures as it deems appropriate for the conduct of its affairs. The Committee shall report its actions and decisions with respect to the Plan to the Board at appropriate times, but in no event less than one time per calendar year. The Committee shall recommend to the Board one or more persons or entity to act as Trustee in accordance with the provisions of this Plan and Trust.

    4.02  Role of the Board.  The members of the Committee shall be appointed or
          -----------------
approved by, and will serve at the pleasure of, the Board. The Board may in its discretion from time to time remove members from, or add members to, the Committee. The Board shall have all of the powers allocated to it in this and other Sections of the Plan, may take any action under or with respect to the Plan which the Committee is authorized to take, and may reverse or override any action taken or decision made by the Committee under or with respect to the Plan, provided, however, that except as provided in Section 7.01(d), the Board
      --------  -------
may not revoke any Plan Share Award except in the event of revocation for Cause, or with respect to unearned Plan Share Awards in the event a Recipient of a Plan Share Award voluntarily terminates his employment or his directorship (as the case may be) with the Bank prior to retirement.

    4.03  Limitation on Liability.  No member of the Board or the Committee or
          -----------------------
the Trustee shall be liable for any determination made in good faith with respect to the Plan or any Plan Shares or Plan Share Awards granted under it.
If a member of the Board or the Committee or any Trustee is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, by reason of anything done or not done by him in such capacity under or with respect to the Plan, the Bank shall indemnify such member against expense (including reasonable attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Bank and a subsidiary and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful.


                                   ARTICLE V
                       CONTRIBUTIONS; PLAN SHARE RESERVE

    5.01  Amount and Timing of Contributions.  The Board shall determine the
          ----------------------------------
amounts (or the method of computing the amounts) to be contributed by the Bank to the Trust established under this Plan. Such amounts shall be paid to the Trustees at the time of contribution. No contributions by Employees shall be permitted.

    5.02  Initial Investment.  Any amounts held by the Trust prior to the
          ------------------
effective date of the Reorganization and the Minority Stock Offering shall be invested by the Trustee in such interest-bearing account or accounts at the Bank as the Trustee shall determine to be appropriate.

    5.03  Investment of Trust Assets upon the Reorganization; Creation of Plan
          --------------------------------------------------------------------
Share Reserve.  Upon the consummation of the Reorganization and the Minority
-------------
Stock Offering, the Trustee shall invest all of the Trust's assets exclusively in Common Stock except as otherwise provided below; provided, however, that the
                                                    --------  -------
Trust shall not invest in more than three percent (3%) of the shares of Common Stock issued in connection with the Minority Stock Offering which shall constitute the Plan Share Reserve. Any earnings received with respect to Common Stock held in the Plan Share Reserve shall be held in an interest-bearing account. Any earnings received with respect to Common Stock subject to a Plan Share Award shall be held in an interest-bearing account on behalf of the individual Recipient.

    5.04  Effect of Allocations, Returns and Forfeitures upon Plan Share
          --------------------------------------------------------------
Reserves.  Upon the allocation of Plan Share Awards under Section 6.02, or the
--------
decision of the Committee to return Plan Shares to the Bank, the Plan Share Reserve shall be reduced by the number of Shares subject to the Awards so allocated or returned. Any shares subject to an Award that may not be earned because of a forfeiture by the Recipient pursuant to Section 7.01 shall be returned to the Plan Share Reserve.


                                   ARTICLE VI
                            ELIGIBILITY; ALLOCATIONS

    6.01  Eligibility.  Only Employees of the Bank or a subsidiary are eligible
          -----------
to receive Plan Share Awards.

    6.02  Allocations.  The Committee may determine which of the Employees
          -----------
referenced in Section 6.01 will be granted Plan Share Awards and the number of shares covered by each Award; provided, however, that the number of shares
                              --------  -------
covered by such Awards may not exceed the number of shares in the Plan Share Reserve immediately prior to the grant of such Awards,

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and provided further, that in no event shall any Awards be made that will
    -------- -------
violate the Charter, Bylaws or Plan of Reorganization and Stock Issuance of the Bank or any applicable federal or state law or regulation. In the event Plan Shares are forfeited for any reason, the Committee, from time to time, may determine which of the Recipients referenced in Section 6.01 will be granted additional Plan Share Awards to be awarded from forfeited Plan Shares. In selecting those Recipients to whom Plan Share Awards will be granted and the number of Plan Shares covered by such Awards, the Committee shall consider the position and responsibilities of the eligible Recipients, the length and value of their services to the Bank and a subsidiary, the compensation paid to the Recipients and any other factors the Committee may deem relevant.

    6.03  Form of Allocation.  As promptly as practicable after a determination
          ------------------
is made pursuant to Section 6.02 that a Plan Share Award has been granted, the Committee shall notify the Recipient in writing of the grant of the Award, the number of Plan Shares covered by the Award, and the terms upon which the Plan Shares subject to the Award may be earned. The date on which the Committee so notifies the Recipient shall be considered the date of grant of the Plan Share Awards. The Committee shall maintain records as to all grants of Plan Share Awards under the Plan.

    6.04  Allocations Not Required.  Notwithstanding anything to the contrary in
          ------------------------
Sections 6.01 and 6.02, no Recipient shall have any right or entitlement to receive a Plan Share Award hereunder, such Awards being at the total discretion of the Committee and the Board, nor shall the salaried Recipients as a group have such a right. The Committee, with the approval of the Board (or if so directed by the Board), may return all Common Stock in the Plan Share Reserve to the Bank at any time, and cease issuing Plan Share Awards.


                                  ARTICLE VII
            EARNINGS AND DISTRIBUTION OF PLAN SHARES; VOTING RIGHTS

    7.01  Earnings Plan Shares; Forfeitures.
          ---------------------------------

          (a) General Rules.  Unless the Committee shall specifically state to
              -------------
the contrary at the time a Plan Share Award is granted, Plan Shares subject to an Award shall be earned and non-forfeitable by a Recipient according to the following schedule:

               Years of Service         Vested Interest
               ----------------         ---------------

                Less than 2                  0%
                     2                      20%
                     3                      20%
                     4                      20%
                     5                      20%
                     6                      20%

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

        (b) Exception for Termination Due to Death, Disability and Normal
            -------------------------------------------------------------
Retirement.  Notwithstanding the general rule contained in Section 7.01(a), Plan
----------
Shares subject to a Plan Share Award held by a Recipient whose service as an Employee, Officer or Director with the Bank or a subsidiary terminates due to death, Disability or Normal Retirement, or any party thereof that has not theretofore been earned, shall be deemed earned as of the Recipient's last day of service as an Employee, Officer or Director with the Bank or a subsidiary.

        (c) Exception for Terminations after a Change in Control.
            ----------------------------------------------------
Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient whose employment with or service on the Board of the Bank or a subsidiary terminates following a Change in Control of the Bank or the Company shall be deemed earned as of the Recipient's last day of service as an Employee, Officer or Director with the Bank or a subsidiary. A "Change in Control" of the Bank shall mean (i) a plan of reorganization, merger, merger conversion, consolidations or sale of all or substantially all of the assets of the Bank or the Company or a similar transaction occurs in which the Bank or the Company is not the resulting entity;
(ii) individuals who constitute the Board of the Bank or the board of directors of the Company cease for any reason to constitute a majority thereof; or (iii) a Change in Control within the meaning of 12 C.F.R. (S)574.4 occurs, as determined by the Board of the Bank or the board of directors of the Company; provided,
                                                                   --------
however, that a Change in Control shall not be deemed to occur either as the
-------
result of acquisitions of Common Stock by Messrs. J. Roy Shoffner and James J. Shoffner, or under 7.01(c)(i) or 7.01(c)(iii) of this Section if the transaction constituting a Change in Control is approved by a majority of the Board of the Bank or the board of directors of the Company, as the case may be.

        In the event that the Company converts from the mutual form of organization to the stock form of organization on a stand-alone basis at any time subsequent to the effective date of this Agreement ("Stock Company"), a Change in Control of the Bank or the Stock Company for purposes of this Plan shall mean an event of a nature that: (I) would be required to be reported in response to Item I of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 ("Exchange Act"); or (II) results in a Change in Control of the Bank or the Stock Company within the meaning of the Home Owners' Loan Act of 1933 and the Rules and Regulations promulgated by the Office of Thrift Supervision (or its predecessor agency), as in effect on the date hereof; or (III) without limitation, such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Bank or the Stock Company representing twenty percent (20%) or more of the combined voting power of the Bank's or the Stock Company's outstanding securities except for any securities of the Bank purchased by the Bank's employee stock ownership plan and trust; or (b) individuals who constitute the Board of the Bank or the board of directors of the Stock Company on the date hereof ("Incumbent Board") cease for any reason to constitute at least a majority thereof; provided that any person becoming a director subsequent to the
                  --------
date hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Stock Company's stockholders was approved by the same nominating committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Stock Company or similar transaction in which the Bank or the Stock Company is not the resulting entity; or (d) a proxy statement soliciting proxies from stockholders of the Stock Company, by someone other than the current management of the Stock Company, seeking stockholder approval of a plan of reorganization, merger or consolidation of the Stock Company or Bank or similar transaction with one or more corporations as a result of which the outstanding shares of the class of securities then subject to the Plan are to be exchanged for or converted into cash or property or securities not issued by the Bank or the Stock Company shall be distributed; or (e) a tender offer is made for twenty percent (20%) or more of the voting securities of the Bank or Stock Company.

        (d) Revocation for Cause.  Notwithstanding anything hereinafter to the
            --------------------
contrary, the Board may by resolution immediately revoke, rescind and terminate any Plan Share Award, or portion thereof, previously awarded under this Plan, to the extent Plan Shares have not been delivered thereunder to the Recipient, whether or not yet earned, in the case of an Employee, Officer or Director who is discharged from the Bank or a subsidiary for Cause (as hereinafter defined), or who is discovered after termination of employment to have engaged in conduct that would have justified termination for Cause. "Cause" is defined as personal dishonesty, willful misconduct, any breach of fiduciary duty involving personal profit, intentional failure to perform stated duties, or the willful violation of any law, rule or regulation (other than traffic violations or similar offenses) that results in a material loss to the Bank or a subsidiary, or a final cease-and-desist order.

    7.02  Accrual of Dividends.  Whenever Plan Shares are paid to a Recipient or
          --------------------
Beneficiary under Section 7.03, such Recipient or Beneficiary shall also be entitled to receive, with respect to each Plan Share paid, an amount equal to any cash dividends and a number of shares of Common Stock equal to any stock dividends, declared and paid with respect to a share of Common Stock between the date the relevant Plan Share Award is granted and the date the Plan Shares are being distributed. There shall also be distributed an appropriate amount of net earnings, if any, of the Trust with respect to any cash dividends so paid out.

    7.03  Distribution of Plan Shares.
          ---------------------------

          (a) Timing of Distributions; General Rule.  Except as provided in
              -------------------------------------
subsection (b) below, Plan Shares shall be distributed to the Recipient or his Beneficiary, as the case may be, as soon as practicable after they have been earned. No fractional shares shall be distributed.

          (b) Timing; Exception for Ten Percent (10%) Shareholders.
              ----------------------------------------------------
Notwithstanding subsection (a) above, no Plan Shares may be distributed prior to the date that is five (5) years from the effective date of the Reorganization to the extent the Recipient or Beneficiary, as the case may be, would after receipt of such shares own in excess of then ten percent (10%) of the issued and outstanding shares of Common Stock. Any Plan Shares remaining unpaid solely by reason of the operation of this subsection (b) shall be paid to the Recipient or his Beneficiary on the date that is five (5) years from the effective date of the Reorganization.

          (c) Form of Distribution.  All Plan Shares, together with any shares
              --------------------
representing stock dividends, shall be distributed in the form of Common Stock. One Share of Common Stock shall be given for each Plan Share earned and payable. Payments representing accumulated cash dividends (and earnings thereon) shall be made in cash.

          (d) Withholding.  The Trustee may withhold from any payment or
              -----------
distribution made under this Plan sufficient amounts of cash or shares of Common Stock to cover any applicable withholding and employment taxes, and if the amount of such payment is insufficient, the Trustee may require the Recipient or Beneficiary to pay to the Trustee the amount required to be withheld as a condition of delivering the Plan Shares. The Trustee shall pay over to the Bank or a subsidiary that employs or employed such Recipient any such amount withheld from or paid by the Recipient or Beneficiary.

    7.04  Voting of Plan Shares.  After a Plan Share Award has been granted, the
          ---------------------
Recipient shall be entitled to direct the Trustee as to the voting of the Plan Shares that are covered by the Plan Share Award and that have not yet been earned and distributed to him pursuant to Section 7.03, subject to rules and procedures adopted by the Committee for this purpose. All shares of Common Stock held by the Trust as to which Recipients are not entitled to direct, or have not directed, the voting, shall be voted by the Trustee in the same proportion as Plan Shares that have been awarded and voted.


                                  ARTICLE VIII
                                 MISCELLANEOUS

    8.01  Adjustments for Capital Changes.  In the event of any change in the
          -------------------------------
outstanding shares of Common Stock of the Bank by reason of any stock dividend or split, recapitalization, merger, consolidation, spin-off, reorganization, combination or exchange of shares, or other similar corporate change, or other increase or decrease in such shares effected without receipt or payment of consideration by the Bank, the Committee shall adjust the aggregate number of Plan Shares available for issuance pursuant to the Plan and shall adjust the number of shares to which any Plan Share Award relates to prevent dilution or enlargement of the rights granted to the Recipient under the Plan.

    8.02  Amendment and Termination of Plan.  The Board may, by resolution, at
          ---------------------------------
any time amend or terminate the Plan. The power to amend or terminate shall include the power to direct the Trustee to return to the Bank all or any part of the assets of the Trust, including shares of Common Stock held in the Plan Share Reserve, as well as shares of Common Stock and other assets subject to Plan Share Awards but not yet earned by the Employees to whom they are allocated. However, the termination of the Trust shall not affect a Recipient's right to earn Plan

Share Awards and to the distribution of Common Stock relating thereto, including earnings thereon, in accordance with the terms of this Plan and the grant by the Committee or Board.

    8.03  Nontransferability.  Plan Share Awards and rights to Plan Shares shall
          ------------------
not be transferable by a Recipient, and during the lifetime of the Recipient, Plan Shares may only be earned by and paid to the Recipient who was notified in writing of the Award by the Committee pursuant to Section 6.03.

    8.04  Employment Rights.  Neither the Plan nor any grant of a Plan Share
          -----------------
Award or Plan Shares hereunder nor any action taken by the Trustee, the Committee or the Board in connection with the Plan shall create any right on the part of any Employee to continue in the employ of the Bank or a subsidiary thereof, or the Company.

    8.05  Voting and Dividend Rights.  No Recipient shall have any voting or
          --------------------------
dividend rights or other rights of a shareholder in respect of any Plan Shares covered by a Plan Share Award, except as expressly provided in Sections 7.02 and 7.04, prior to the time said Plan Shares are actually distributed to such Recipient.

    8.06  Governing Law.  The Plan and Trust and this Agreement shall be
          -------------
governed by the laws of the Commonwealth of Kentucky.

    8.07  Effective Date.  This Plan is effective as of the effective date of
          --------------
the Reorganization and Minority Stock Offering ("Effective Date").

    8.08  Term of Plan.  This Plan shall remain in effect until the earlier of
          ------------
(1) termination by the Board, or (2) the distribution of all assets of the Trust. Termination of the Plan shall not affect any Plan Share Awards previously granted, and such Awards shall remain valid and in effect until they have been earned and paid, or by their terms expire or are forfeited.

    8.09  Tax Status of Trust.  It is intended that (i) the Trust associated
          -------------------
with the Plan be treated as a grantor trust of the Bank under the provisions of
Section 671 et seq. of the Code, as the same may be amended from time to time,
            -- ---
and (ii) that in accordance with Revenue Procedure 92-65 (as the same may be amended from time to time), Participants have the status of general unsecured creditors of the Bank, the Plan constitutes a mere unfunded promise to make benefit payments in the future, the Plan is unfunded for tax purposes and for purposes of Title I of the Employee Retirement Income Security Act of 1974, as amended, and the Trust has been and will continue to be maintained in conformity with Revenue Procedure 92-64 (as the same may be amended from time to time).

    IN WITNESS WHEREOF, the Bank has caused this Agreement to be executed by its duly authorized Officers and the corporate seal to be affixed and duly attested, as of the _____ day of _______________, 199__.


                              By:
                                   -----------------------------

Attest:

--------------------------


    IN WITNESS WHEREOF, I, _________________________ execute this Agreement, as Trustee accepting and binding myself to undertake and perform the obligations and duties of the Trustee hereunder and consenting to the foregoing Plan and Trust.


                              By:
                                   -----------------------------

Attest:

--------------------------

                     CUMBERLAND MOUNTAIN BANCSHARES, INC.
                   MANAGEMENT RECOGNITION AND RETENTION PLAN
                           (As Amended And Restated)



                            -----------------------

                                1997 Amendment

                            -----------------------


     WHEREAS, Cumberland Mountain Bancshares, Inc. (the "Company") maintains the Cumberland Mountain Bancshares, Inc. Management Recognition and Retention
Plans, as amended and restated (the "Plan"); and

     WHEREAS, the Board deems it to be in the best interest of the Company, its subsidiaries, and their employees to amend the Plan to conform to the Office of Thrift Supervision's requested revisions.

     NOW THEREFORE, pursuant to Section 8.02 of the Plan, the Plan is hereby amended as follows, effective February __, 1997.

     1. The Plan shall be amended by adding the following new Section 3.14(a) to provide as follows:

               3.14(a) "OTS Award Limitations" shall mean the following percentage limitations, determined with respect to the total shares reserved for awards under this Plan and the Cumberland Mountain Bancshares, Inc. Management Recognition Plan: 25% for total Plan Share Awards to any particular Employee, 5% for total Plan Share Awards to any particular non-employee Director, and 30% for total Plan Share Awards to the non-employee Directors as a group.

     2. Section 6.01 of the Plan shall be amended by adding the following sentence at the end thereof:

               Notwithstanding the foregoing, no Employee or non-employee Director shall receive Plan Share Awards in excess of the OTS Award Limitations.

     3. Section 7.01 (c) of the Plan shall be amended in its entirety to provide as follows:

               (c)  Exception for Terminations after a Change in Control.
                    ----------------------------------------------------
          Notwithstanding the general rule contained in Section 7.01(a), all Plan Shares subject to a Plan Share Award held by a Recipient whose employment with or service on the Board of the Bank or a subsidiary terminates following a Change in Control of the Bank or the Company shall be deemed earned as of the

1997 Amendment
Management Recognition and Retention Plan
Page 2


        Recipient's last day of service as an Employee, Officer or Director with the Bank or a subsidiary. A "Change in Control" of the Bank shall mean
        (i) a plan of reorganization, merger, merger conversion, consolidations or sale of all or substantially all of the assets of the Bank or the Company or a similar transaction occurs in which the Bank or the Company is not the resulting entity; (ii) individuals who constitute the Board of the Bank or the board of directors of the Company cease for any reason to constitute a majority thereof; or (iii) a Change in Control within the meaning of 12 C.F.R. (S)574.4 occurs, as determined by the Board of the Bank or the board of directors of the Company; provided,
                                                                    --------
        however, that a Change in Control shall not be deemed to occur as the
        -------
        result of acquisitions of Common Stock by Messrs. J. Roy Shoffner and James J. Shoffner.

                In the event that the Company converts from the mutual form of organization to the stock form of organization on a stand-alone basis at any time subsequent to the effective date of this Agreement ("Stock Company"), a Change in Control of the Bank or the Stock Company for purposes of this Plan shall mean an event of a nature that: (I) would be required to be reported in response to Item I of the current report on Form 8-K, as in effect on the date hereof, pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 ("Exchange Act"); or (II) results in a Change in Control of the Bank or the Stock Company within the meaning of the Home Owners' Loan Act of 1933 and the Rules and Regulations promulgated by the Office of Thrift Supervision (or its predecessor agency), as in effect on the date hereof; or (III) without limitation, such a Change in Control shall be deemed to have occurred at such time as (a) any "person" (as the term is used in Sections 13(d) and 14(d) of the Exchange Act) is or becomes the "beneficial owner" (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities of the Bank or the Stock Company representing twenty percent (20%) or more of the combined voting power of the Bank's or the Stock Company's outstanding securities except for any securities of the Bank purchased by the Bank's employee stock ownership plan and trust; or (b) individuals who constitute the Board of the Bank or the board of directors of the Stock Company on the date hereof ("Incumbent Board") cease for any reason to constitute at least a majority thereof; provided that any person becoming a director subsequent to the date
        --------
        hereof whose election was approved by a vote of at least three-quarters of the directors comprising the Incumbent Board, or whose nomination for election by the Stock Company's stockholders was approved by the same nominating committee serving under an Incumbent Board, shall be, for purposes of this clause (b), considered as though he were a member of the Incumbent Board; or (c) the occurrence of a plan of reorganization, merger, consolidation, sale of all or substantially all the assets of the Bank or the Stock

1997 Amendment
Management Recognition and Retention Plan
Page 3



          Company or similar transaction in which the Bank or the Stock Company is not the resulting entity. Provided, however, that a Change in
                                       --------  -------
          Control shall not be deemed to occur as the result of acquisitions of Common Stock by Messrs. J. Roy Shoffner and James J. Shoffner.


     4. Nothing contained herein shall be held to alter, vary or affect any of the terms, provisions, or conditions of the Plan or any Plan Share Award granted thereunder, other than as stated above.

     WHEREFORE, on this ____ day of _____________, 1997, the Company executes this 1997 Amendment to the Plan.


                                   CUMBERLAND MOUNTAIN BANCSHARES, INC.


                                   By
                                     ------------------------------
                                     Its President



------------
Date                               Attest:                   (Seal)
                                           ------------------